                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

         / /      Preliminary Proxy Statement

         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))

         / /      Definitive Proxy Statement

         / /      Definitive Additional Materials

         /X/      Soliciting Material Under Rule 14a-12

                             MEADE INSTRUMENTS CORP.
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                (Name of Registrant as Specified in Its Charter)

                           HUMMINGBIRD MANAGEMENT LLC
                            HUMMINGBIRD CAPITAL, LLC
                          HUMMINGBIRD VALUE FUND, L.P.
                      HUMMINGBIRD MICROCAP VALUE FUND, L.P.
                       HUMMINGBIRD CONCENTRATED FUND, L.P.
                                 PAUL D. SONKIN
                          SUMMIT STREET VALUE FUND, LP
                          SUMMIT STREET MANAGEMENT, LLC
                           SUMMIT STREET CAPITAL, LLC
                          MONARCH ACTIVIST PARTNERS LP
                         CHADWICK CAPITAL MANAGEMENT LLC
                                 JAMES CHADWICK
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required.

         / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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         / /      Fee paid previously with preliminary materials:

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         / /      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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         Hummingbird Value Fund, L.P. ("Hummingbird Value"), together with the other participants named herein, is filing materials contained in this Schedule
14A with the Securities and Exchange Commission ("SEC") in connection with a preliminary filing that Hummingbird Value intends to make with the SEC of a proxy statement and accompanying proxy card to be used to solicit votes for the election of its nominees at the 2006 annual meeting of stockholders of Meade
Instruments Corp., a Delaware corporation (the "Company"), and in support of two proposals.

         Item 1: On May 10, 2006, Hummingbird Value issued the following press release:

FOR IMMEDIATE RELEASE

HUMMINGBIRD VALUE FUND SERVES NOTICE TO MEADE INSTRUMENTS CORP. THAT IT INTENDS
TO NOMINATE TWO INDIVIDUALS FOR ELECTION TO MEADE'S BOARD AND SUBMIT TWO
PROPOSALS AT MEADE'S 2006 ANNUAL MEETING OF STOCKHOLDERS

NEW YORK, NY - MAY 10, 2006 - Hummingbird Value Fund, L.P. ("Hummingbird"),
which, together with its affiliates, beneficially owns an aggregate of 2,862,374 shares, or approximately 14.3% of the outstanding shares, of common stock of
Meade Instruments Corp. (Nasdaq:MEAD), today sent a letter to the Meade Board of
Directors serving notice of its intention to nominate Paul D. Sonkin and James
Chadwick for election to the Meade Board of Directors at Meade's 2006 annual meeting of stockholders. The letter also notified Meade of its submission of proposals to amend Meade's Certificate of Incorporation and Amended and Restated
Bylaws to declassify Meade's Board of Directors and to permit cumulative voting in the election of directors.

Hummingbird also announced that it had entered into a Joint Filing and
Solicitation Agreement with Monarch Activist Partners, L.P. and Summit Street
Value Fund, LP, and certain of their affiliates, in which the parties agreed, among other things, to solicit proxies for the election of the nominees and in support of the proposals.

Hummingbird believes that Meade has established May 16, 2006 as the record date for its 2006 Annual Meeting and July 13, 2006 as the date of the Annual Meeting, and accordingly, those stockholders who desire to have their shares eligible to vote will need to complete all open market purchases by the end of trading on
Thursday, May 11, 2006 in order for their shares to settle prior to the record date and be eligible to be voted. Trades occurring after May 11, 2006 will not settle prior to the record date, and accordingly will not be eligible to be voted. To insure that your shares can be voted, all shares should be held in cash accounts and should not be loaned out by your broker.

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FOR ADDITIONAL INFORMATION PLEASE CONTACT:

MacKenzie Partners, Inc.
Mark Harnett  (212) 929-5877
Robert Sandhu  (212) 378-7061

         Item 2: On May 10, 2006, Dow Jones Newswires issued the following news story:

Hummingbird Value Fund Seeks 2 Seats On Meade's Board

DOW JONES NEWSWIRES May 10, 2006 11:54 a.m.
--
Hummingbird Value Fund, which owns 14.3% of Meade Instruments Corp.'s (MEAD)
shares, plans to nominate two directors to the company's board at the annual meeting, after saying in March that it wouldn't.

Hummingbird plans to nominate Paul Sonkin and James Chadwick.

A Hummingbird spokesman said Meade didn't live up to an agreement signed in
March, and the fund now wants board representation, saying further details would appear in a Securities and Exchange Commission filing.

Meade signed a confidentiality agreement with Hummingbird that provides some observation rights about Meade's business and operations. Meade entered into the agreement after Hummingbird agreed not to seek representation on its board. In
January, Hummingbird had requested a board seat and expressed concerns about the
Irvine, Calif., optical products maker's financial performance.

In a letter to Meade Wednesday, Hummingbird also proposed cumulative voting in electing directors, and said it plans to solicit proxies for the election of nominees.

A Meade spokesman wasn't immediately available for comment.

-Jason Ma; 201-938-5400; AskNewswires@dowjones.com

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

         Hummingbird Value Fund, L.P. ("Hummingbird Value"), together with the other participants named herein, intends to make a preliminary filing with the
Securities and Exchange Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to solicit votes for the election of its nominees at the 2006 annual meeting of stockholders of Meade Instruments Corp., a Delaware corporation (the "Company"), and in support of two proposals.

         HUMMINGBIRD VALUE ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE
PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY

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WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO
CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE
PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY
STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO
THE PARTICIPANTS' PROXY SOLICITOR, MACKENZIE PARTNERS, INC., AT ITS TOLL-FREE
NUMBER: (800) 322-2885 OR BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

The participants in the proxy solicitation are Hummingbird Value, Hummingbird
Management LLC ("Hummingbird Management"), Paul D. Sonkin, Hummingbird Capital,
LLC ("Hummingbird Capital"), Hummingbird Microcap Value Fund, L.P. ("Hummingbird
Microcap"), Hummingbird Concentrated Fund, L.P. ("Hummingbird Concentrated"),
Summit Street Value Fund, LP ("Summit Value"), Summit Street Management, LLC
("Summit Management"), Summit Street Capital, LLC ("Summit Capital"), Monarch
Activist Partners LP ("Monarch"), Chadwick Capital Management LLC ("Chadwick
Capital"), and James Chadwick (together, the "Participants").

Hummingbird Value beneficially owns 775,581 shares of the Company. Hummingbird
Microcap beneficially owns 804,798 shares of the Company. Hummingbird
Concentrated beneficially owns 1,198,229 shares of the Company. As the investment manager of each of Hummingbird Value, Hummingbird Microcap and
Hummingbird Concentrated, Hummingbird Management may be deemed to be the beneficial owner of the 2,778,608 shares collectively owned by Hummingbird
Value, Hummingbird Microcap and Hummingbird Concentrated. Paul D. Sonkin, may be
deemed to beneficially own 2,862,374 shares of the Company, consisting of 39,166 shares held directly by Mr. Sonkin in certain IRA accounts and 2,823,208 shares beneficially owned by his affiliates, including Hummingbird Management.
Hummingbird Capital, as the general partner of each of Hummingbird Value,
Hummingbird Microcap and Hummingbird Concentrated, may be deemed to beneficially own the 2,778,608 shares collectively owned by Hummingbird Value, Hummingbird
Microcap and Hummingbird Concentrated.

Monarch beneficially owns 276,936 shares of the Company. As the sole general partner of Monarch, Chadwick Capital may be deemed to beneficially own the
276,936 shares beneficially owned by Monarch. James Chadwick, as a managing partner of Chadwick, may be deemed to beneficially own the 276,936 shares deemed to be beneficially owned by Chadwick Capital.

Summit Value beneficially owns 574,989 shares of the Company. As the investment manager of Summit Value, Summit Management may be deemed to beneficially own the
574,989 shares beneficially owned by Summit Value. As the general partner of
Summit Value, Summit Capital may be deemed to beneficially own the 574,989 shares beneficially owned by Summit Value.

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